UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2018

Piedmont Office Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34626

Maryland	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5565 Glenridge Connector
Suite 450
Atlanta, GA 30342-4788
(Address of principal executive offices, including zip code)

770-418-8800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)
11695 Johns Creek Parkway
Suite 350
Johns Creek, GA 30097-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 15, 2018, the Registrant held its 2018 Annual Meeting in Alpharetta, Georgia. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

The following matters were submitted to a vote of the stockholders:

The Registrant’s stockholders elected the following individuals to its board of directors for one-year terms expiring in 2019:

Name	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes
Kelly H. Barrett	100,550,338	1,051,829	13,451,103
Wesley E. Cantrell	99,326,029	2,276,138	13,451,103
Barbara B. Lang	100,431,770	1,170,397	13,451,103
Frank C. McDowell	99,672,715	1,929,453	13,451,103
Donald A. Miller, CFA	100,675,900	926,267	13,451,103
Raymond G. Milnes, Jr.	100,677,897	924,270	13,451,103
Jeffery L. Swope	100,535,358	1,066,810	13,451,103
Dale H. Taysom	100,681,550	920,617	13,451,103

The Registrant’s stockholders voted to ratify the appointment of Deloitte and Touche, LLP, as independent registered public accountants for the fiscal year ended December 31, 2018, as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained
114,566,151	314,461	172,657

The Registrant's stockholders voted to approve an amendment to its charter to clarify that the Registrant's stockholders have the power to amend the Registrant's bylaws as disclosed in the proxy statement as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
101,373,832	104,321	124,014	13,451,103

The Registrant's stockholders voted to approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
98,377,343	2,883,729	341,095	13,451,103

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.

Date: May 16, 2018	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President